SIXTH AMENDMENT TO LEASE


                This is a Sixth Amendment to Lease dated as of January 1, 1996 between John Hancock Mutual Life Insurance Company ("Landlord") and Kronos Incorporated ("Tenant").


                       W I T N E S S E T H:


WHEREAS, Landlord and Tenant entered into a lease dated November 6, 1992, as amended by a First Amendment dated November 6, 1992, a Second Amendment dated June, 1994, a Restated Third Amendment dated as of October 30, 1994, a Fourth Amendment dated as of June 1, 1995, and a Fifth Amendment dated as of June 28, 1995, of premises ("Premises") in a building ("Building") located at 400 Fifth Avenue, Waltham, Massachusetts ("Lease"); and

WHEREAS, Landlord and Tenant have agreed to amend the Lease to incorporate additional space on the terms and conditions more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, and in consideration of the covenants and agreements herein contained, the parties hereby agree to amend the Lease as follows:

     1.The plan attached hereto as Exhibit A-3, setting forth the approximate location of 762 square feet on the 1st floor of the Building to be added to the Premises pursuant to this Sixth Amendment ("Sixth Amendment Additional Space"), is hereby incorporated into Exhibit A to the Lease.


     2.The term "Leased Premises" in Section 1 of the Lease is here by amended by deleting therefrom the phrase "70,112 rentable square feet", and substituting therefor the phrase "70,874 rentable square feet".


     3.The definition of "Minimum Annual Rent" set forth in Section 1 of the Lease is hereby amended by deleting the same and substituting therefor the following:


"MINIMUM ANNUAL RENT:

Year                        Sq. Ft.                     Per RSF                       Total

4/1/93-                     62,340                      10.95*                     $682,623.00
3/31/94

4/1/94-                     62,340                      14.75*                     919,515.00
10/31/94                                                                           annual rate;
                                                                                   536,383.75 for this
                                                                                   7-month period

11/1/94-                    62,340                      14.75*                     979,023.00
3/31/95                      3,480                      17.10                      annual rate; 407,926.25
                                                                                   for this 5-month period

4/1/95-                     62,340                      15.00                      994,608.00 annual rate;
5/31/95                      3,480                      17.10                      165,768.00 for this
                                                                                   2-month period
6/1/95-                     62,340                      15.00                      1,076,156.00 annual
1/31/96                      3,480                      17.10                      rate; 717,437.33 for
                             4,292                      19.00                      this 8-month period

2/1/96-                     62,340                      15.00                      1,091,357.90
3/31/96                      3,480                      17.10                      annual rate; 181,892.98
                             4,292                      19.00                      for this 2-month period
                               762                      19.95

4/1/96-                     62,340                      15.25                      1,106,942.90
3/31/97                      3,480                      17.10
                             4,292                      19.00
                               762                      19.95

4/1/97-                     62,340                      16.25                      1,169,282.90
3/31/98                      3,480                      17.10
                             4,292                      19.00
                               762                      19.95

4/1/98-                     62,340                      17.00                      1,216,037.90
3/31/99                      3,480                      17.10
                             4,292                      19.00
                               762                      19.95

4/1/99-                     62,340                      17.00                      1,216,037.90
3/31/00                      3,480                      17.10
                             4,292                      19.00
                               762                      19.95

*Except as modified by the terms of Section 36."


     4. The term "Total Rentable Area of the Leased Premises" in Section 1 of the Lease is hereby amended by deleting therefrom "70,112 sq. feet", and substituting therefor "70,874 sq. feet".


     5. The term "Tax Base" in Section 1 of the Lease is hereby amended by adding thereto the following:

         "Notwithstanding the foregoing, the Tax Base for the Sixth Amendment Additional Space shall be Tax Year 1996."

     6. The terms "Tax Percentage" and "Operating Cost Percentage" in Section 1 of the Lease are hereby amended by adding thereto the following:

         ", and, as to the Sixth Amendment Additional Space, .63%"


     7. The term "Operating Cost Base" is hereby amended by adding thereto the following:


         "Notwithstanding the following, the Operating Cost Base for the Sixth
          Amendment Additional Space shall be Calendar Year 1996."


     8. The Sixth Amendment Additional Space shall be deemed to be incorporated into the Lease as of February 1, 1996, and from and after that date, the Premises shall be deemed to include the original premises demised under the Lease and the Sixth Amendment Additional Space, in accordance with and subject to all of the terms and provisions of the Lease. Accordingly, the Tenant's rights to the Sixth Amendment Additional Space shall expire as of the date of expiration of the Lease, or its earlier termination. Any exercise by Tenant of its option to extend the Lease in accordance with Section 38 thereof shall include the Sixth Amendment Additional Space.


     9. Tenant hereby acknowledges and agrees that the Sixth Amendment Additional Space shall be delivered by Landlord to Tenant in its "as is, with all faults" condition, and that Landlord shall have no obligations with respect to improvement of the Sixth Amendment Additional Space. Nothwithstanding any provision hereof to the contrary, (a) this Sixth Amendment shall not be effective until the existing occupant has vacated the Sixth Amendment Additional Space, (b) Tenant shall have no claim against Landlord in the event that the space is not available as of February 1, 1996, and (c) Tenant's occupancy shall at all times be subject to all of the terms and conditions of the Lease.


     10. Landlord and Tenant hereby represent and warrant to each other that the only broker with whom each of them has had dealings in connection with this Sixth Amendment is Beacon Management Company. Each party agrees to defend, indemnify and hold the other party harmless from any breach of the foregoing representation.

    Except as hereinabove amended, the Lease remains in full force and effect.

    EXECUTED as a sealed instrument as of the day and year first above written.
                                                     LANDLORD:
                                                     JOHN HANCOCK MUTUAL LIFE
                                                     INSURANCE COMPANY


                                                     By: /s/ M.E. Armour
                                                              Its:

                                                     TENANT:
                                                     KRONOS INCORPORATED


                                                     By: /s/Paul Lacy
                                                              Its:

                                                     V.P., Finance and
                                                       Administration

                                   EXHIBIT A - 3

Exhibit A-3 contains a graphic which sets forth the approximate location of 762 square feet on the first floor of the Building to be added to the Premises pursuant to the Sixth Amendment to the Lease.